XYLEM INC. 2013 ROBERT W. BAIRD INDUSTRIAL CONFERENCE NOVEMBER 5, 2013 Exhibit 99.1

XYLEM PROPRIETARY / CONFIDENTIAL
FORWARD-LOOKING STATEMENTS

This document contains information that may constitute “forward-looking statements.” Forward-looking statements by their nature address matters that are, to different degrees, uncertain. Generally, the words “anticipate,” “estimate,” “expect,”
“project,” “intend,” “plan,” “believe,” “target” and similar expressions identify forward-looking statements, which generally are not historical in nature. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking.
These forward-looking statements include, but are not limited to, statements about the separation of Xylem Inc. (the
“Company”) from ITT Corporation in 2011, capitalization of the Company, future strategic plans and other statements that describe the Company’s business strategy, outlook, objectives, plans, intentions or goals, and any discussion of future operating or financial performance. All statements that address operating performance, events or developments that we expect or anticipate will occur in the future — including statements relating to orders, revenues, operating margins and earnings per share growth, and statements expressing general views about future operating results — are forward-looking statements.
Caution should be taken not to place undue reliance on any such forward-looking statements because they involve risks, uncertainties and other factors that could cause actual results to differ materially from those expressed or implied in, or reasonably inferred from, such statements.  The Company undertakes no obligation to publicly update or revise any forward-
looking statements, whether as a result of new information, future events or otherwise, except as required by law. In addition, forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from the Company’s historical experience and our present expectations or projections. These risks and uncertainties include, but are not limited to, those set forth in Item 1A of our Annual Report on Form 10-K, and those described from time to time in subsequent reports filed with the Securities and Exchange Commission.

XYLEM PROPRIETARY / CONFIDENTIAL

•
Pure Water Play
•
Leading Market Positions
•
Fortress Brands & World Class
Distribution
•
Diverse Geographic & End
Market Exposure
•
Large Installed Base -
Recurring Revenue ~37%
•
Strong Cash Flow Generation
$3.8B
WHAT MAKES XYLEM UNIQUE?
GLOBAL LEADER IN WATER APPLICATION SOLUTIONS
UNIQUELY POSITIONED TO SOLVE THE WORLD’S GROWING WATER CHALLENGES

XYLEM PROPRIETARY / CONFIDENTIAL SPECIALIZED BREADTH IN THE WATER CYCLE 4 WE WORK TO ANTICIPATE OUR CUSTOMERS’ NEEDS WITH OUR BROAD PRODUCT OFFERING & OUR APPLICATIONS EXPERTISE TEST TEST

XYLEM PROPRIETARY / CONFIDENTIAL
BALANCED PORTFOLIO

DIVERSE
CUSTOMER
BASE
SERVING
CRITICAL
NEEDS
GLOBAL
MARKET
BALANCE
BY END MARKET
Industrial 43%
Public Utility 35%
Commercial 11%
Residential 8%
Agriculture 3%
BY APPLICATION
Transport 46%
Treatment 10%
Test 8%
Building Svcs 19%
Industrial Water 14%
Irrigation 3%
BY GEOGRAPHY
United States 37%
Europe 35%
Asia Pac 12%
Rest of World 16%
(2012 Revenue)
A Growing Emerging Market
Presence … Today ~20%

XYLEM PROPRIETARY / CONFIDENTIAL EVOLUTION TO A LEADING GLOBAL WATER TECHNOLOGY PROVIDER 6 * * Zenon is a registered trademark of GE

XYLEM PROPRIETARY / CONFIDENTIAL
XYLEM OPERATING MODEL

XYLEM XYLEM
INTEGRATED INTEGRATED
FRONT END FRONT END
FROM CUSTOMER NEEDS TO PROFITABLE GROWTH
“One” Integrated Front End
•
Sales
•
Applications Engineering
•
Customer Service
Product Focused Growth Centers
•
Transport
•
Dewatering
•
Treatment
•
Analytics
•
Applied Water Solutions
GROWTH GROWTH
CENTERS CENTERS
SIMPLIFIED, DELAYERED & SCALABLE
WATER WATER
SOLUTIONS SOLUTIONS
INDIVIDUAL SALES
“Before”
“After”

XYLEM PROPRIETARY / CONFIDENTIAL
WATER INFRASTRUCTURE
Market Size: $20B
2012 Revenues: $2.4B
2012 Op Margin*: 15.1%
•
•
•
APPLIED WATER
Market Size: $15B
2012 Revenues: $1.4B
2012 Op Margin*: 12.4%
•
•
•
8
SEGMENT OVERVIEW
Segment Split
UNIQUE PORTFOLIO PROVIDES FOR UNIQUE PORTFOLIO PROVIDES FOR
INNOVATIVE SOLUTIONS INNOVATIVE SOLUTIONS
BROAD PRODUCT PORTFOLIO BACKED BROAD PRODUCT PORTFOLIO BACKED
BY APPLICATION EXPERTISE BY APPLICATION EXPERTISE
* See Appendix for Non-GAAP Reconciliations
64%
36%
World’s Largest Waste Water Pump &
Dewatering Services Provider
Broad Portfolio of Filtration, Biological
and Disinfection Technologies
Industry-Leading Water &
Environment Analytics Platform
Leading Global Provider of a Broad
Range of Energy-Efficient Solutions
with a Large & Diverse Customer
Base
U.S. Leader in Building Services
Equipment & Solutions
U.S. Leader in Industrial Water
Technologies

XYLEM PROPRIETARY / CONFIDENTIAL

CAPITAL DEPLOYMENT
$ Millions
Dollars Invested
Analytics $0.7
Dewatering $0.6
Advanced Services $0.1
Total $1.4
•
Acquisitions Performing to Plan
•
Key Criteria:
•
Strategic Fit
•
Gross Margin Accretive
•
IRR > Risk Adj. Cost of Capital
•
Mid-teens ROIC
•
Cash Returns 7-9 Years
•
EPS Accretive After Yr. 1
CAPITAL DEPLOYMENT ACCELERATED IN 2013 WITH A BALANCED APPROACH
ACQUISITIONS SINCE 2010 ACQUISITIONS SINCE 2010
(Dollars, In Billions)
$107M
$58M
M&A Dividends Repurchases
$0
$50
$100
$150
Q3'12 YTD Q3'13 YTD
81
65
42
12
56
2
2013 Highlights
• Enhancing Shareholder Returns
• Completed 3 Acquisitions to Date
• Announced a 15% Dividend Increase
• Announced $250 million Share
Repurchase Program

XYLEM PROPRIETARY / CONFIDENTIAL
September 30, 2013
Cash 394
Debt 1,202
Net Debt 808
Shareholders’ Equity 2,158
Net Capital 2,966
Net Debt to Net Capital 27%
10
XYLEM FINANCIAL POSITION
* See Appendix for Non-GAAP Reconciliations
CASH DRIVERS
FREE CASH FLOW *
FCF% 73% 45%
CAPITAL SUMMARY
(Dollars, In Millions) (Dollars, In Millions)
504
169
107
172
394
171
72
Q3'12 YTD Q3'13 YTD
•
Strong Cash Position
•
No Significant Debt Maturities Until 2016
•
•
Access to Commercial Paper - Un-utilized
$600M Revolving Credit Facility – Un-utilized
Cash
Dec. 2012
Operating
Activities
& Other
Dividends
& Share
Repurchases
Acquisitions
& Capex
Cash
Sept. 2013

XYLEM PROPRIETARY / CONFIDENTIAL

XYLEM FINANCIAL PERFORMANCE
* See Appendix for Non-GAAP Reconciliations
1H’12 vs. 1H’13 Q3’12 vs. Q3’13
(Dollars, In Millions except EPS)
Revenue Adj. EPS* Revenue Adj. EPS*
+4% +11% -3% -27%
(Dollars, In Millions except EPS)
• Weak Industrial & Public Utility Markets
• Challenging European Market Conditions
• Emerging Markets Revenue Declined
• Unfavorable Foreign Exchange
• Early Traction with Cost Reductions
• Executing on Restructuring and Realignment
• Industrial & Public Utility Markets Showing
Slight Improvements Vs. 1H
• Stabilizing European Conditions
• Emerging Markets Revenue Growth With
Particularly Strong Growth in China
• Internal Sales Organization Initiatives
• Strong Incremental Margins and Benefits of
Previous Restructuring and Realignment
1,891
1,839
$0.85
$0.62
931
965
$0.44
$0.49
1H'12 1H'13 1H'12 1H'13
Q3'12 Q3'13 Q3'12 Q3'13

XYLEM PROPRIETARY / CONFIDENTIAL
KEY FINANCIAL PROJECTIONS

LONG-TERM PERFORMANCE TARGETS**
•
•
•
•
•
•
2013 FY Guidance
As of Oct. 29
th
, 2013 *
2017
Long-Term Targets **
Revenues ~$3.8B (mid-point) $4.7B to $5.5B
Op. Margin* 11.5% to 11.8% 14% to 15%
EPS* $1.60 to $1.65 $2.50 to $3.40
*   See Appendix for 2013 Financial Guidance Summary and non-GAAP reconciliations.
**  See Xylem March 7, 2013 Investor & Analyst Day Presentation for further details.
2013 GUIDANCE HIGHLIGHTS*
•
•
•
•
•
Revenue Down Slightly Year-Over-Year
Europe Stabilizing, U.S. Stable & Emerging
Markets Continue to Grow
’13 Restructuring & Realignment Actions
Generate Annual Cost Savings of ~$35M
European Realignment Drives Decline in
Operating Tax Rate from ~24% to 21%
90% Free Cash Flow Conversion
2013-2017 Revenue CAGR of 5-9%
Core Operating Margin Expands 50-75 Bps/Yr
Partially Offset by 1x Acquisition Impacts
2013-2017 EPS CAGR of 7-14%
Strong Free Cash Flow (100% Conversion)
Disciplined Capital Deployment
ROIC Accelerates from 10.8% in 2012 to 13% -
14% by 2017

XYLEM PROPRIETARY / CONFIDENTIAL QUESTIONS & ANSWERS 13 CLOSING REMARKS

APPENDIX

XYLEM PROPRIETARY / CONFIDENTIAL

COMPETITIVE LANDSCAPE
LEADING POSITIONS IN KEY APPLICATIONS
TRANSPORT TREATMENT TEST
BUILDING SERVICES INDUSTRIAL WATER IRRIGATION
Xylem
KSB
Sulzer (ABS)
Pentair
Tsurumi
Others
Others
Grundfos
Xylem
Danaher
(Hach)
Grundfos
Xylem
Siemens
Danaher (Trojan)
Sulzer (ABS)
Ozonia
Others
Xylem
Thermo
E+H
Mettler
Others
Xylem
Wilo
Pentair
Franklin
Grundfos
Wilo
KSB
Pentair
Others Others
Pentair
Xylem
KSB
Market: $11B
Position: 1st
Market: $5B
Position: 1st
Market: $4B
Position: 2nd
Market: $9B
Position: 2nd
Market: $4B
Position: 2nd
Market: $2B
Position: 3rd

XYLEM PROPRIETARY / CONFIDENTIAL

WATER INFRASTRUCTURE
BUSINESS OVERVIEW
TRANSPORT TREATMENT
Market Size:
2012 Revenues:
Key Products
& Services:
2012 Revenues
by Geography:
Key Facilities:
Key Brands:
$11B
$1,745M
$5B
$366M
Waste Water Pumps
Dewatering  (Sales & Rentals)
Aftermarket Parts & Services
Emmaboda, Sweden;  Baroda, India;
Shenyang, China; Bridgeport, NJ
Herford, Germany; Brown Deer, WI;
Zelienople, PA
Biological
U.V. and Ozone Disinfection
Filtration
29%
U.S.
Europe
Asia Pacific
Other
39%
14%
18%
U.S.
Europe
Asia Pacific
Other
46%
14%
26%
14%

XYLEM PROPRIETARY / CONFIDENTIAL
Bridgeport, NJ; Emmaboda, Sweden;
Quenington, UK
Sales & Rentals
Dry Prime, Submersible &  Slurry Pumps
Aftermarket Parts & Services
17
WATER INFRASTRUCTURE
BUSINESS OVERVIEW
DEWATERING
Market Size:
2012 Revenues:
Key Products
& Services:
2012 Revenues
by Geography &
End Market:
Key Facilities:
Key Brands:
$3B
$659M
•
24/7 Service Capabilities
•
Leverages Xylem’s Footprint
•
High ROIC Business When
Operating with Scale Advantage
•
Diverse End Markets
•
~40% Rental Revenue
U.S.
Europe
Asia Pacific
Other
19%
11%
25%
45%
Public Utilities
Oil & Gas
Mining
Construction
Oth. Industrial
15%
21%
28%
15%
21%

XYLEM PROPRIETARY / CONFIDENTIAL
Yellow Springs, OH; Weilheim, Germany; Bergen, Norway
Field, Online, and Laboratory Analytical Instrumentation
Meters, Sensors, Spectrophotometers, and Refractometers
Temperature, Data Loggers, Doppler and Level Measurement
Water Quality and Environmental Monitoring Systems
18
WATER INFRASTRUCTURE
BUSINESS OVERVIEW
TEST
Market Size:
2012 Revenues:
Key Products
& Services:
2012 Revenues
by Geography &
Segment:
Key Facilities:
Key Brands:
$4B
$298M
28%
41%
21%
10%
U.S.
Europe
Asia Pacific
Other
Field Sampling
Field Monitoring
Online
Lab
25%
32%
10%
33%

GROWING AFTERMARKET PARTS & SERVICES
INSTALLED BASE DRIVES REPLACEMENT SALES
•
•
•
•
INCREASING PROFITABLE INCREASING PROFITABLE
AFTERMARKET OPPORTUNITIES AFTERMARKET OPPORTUNITIES
DELIVER CUSTOMER VALUE
ENHANCING AFTERMARKET CAPABILITIES
INTRODUCING XYLEM TOTALCARE
•
•
•
•
ACCELERATING OPPORTUNITIES THROUGH
ACQUISITIONS
~37% RECURRING REVENUE BASE ~37% RECURRING REVENUE BASE
$M
$396
$581
2008 2012
Brand Loyalty Driven
Like-for-Like Replacement
Opportunity for Upgrades
Next-Generation Installations
Comprehensive Integrated Services Portfolio
Systems Knowledge & Application Expertise
Leverages World’s Largest Installed Base
Provides Customers with Operational Security,
Cost Savings Opportunities, and Improved
Operating Efficiencies

XYLEM PROPRIETARY / CONFIDENTIAL

APPLIED WATER SYSTEMS
BUSINESS OVERVIEW
BUILDING SERVICES INDUSTRIAL WATER
Market Size:
2012 Revenues:
Key Products
& Services:
2012 Revenues
by Geography:
Key Facilities:
Key Brands:
$9B
$736M
$4B
$550M
HVAC Pumps, Valves & Heat
Exchangers, Drives & Controls,
Waste Water Pumps, Pressure
Boosters, Fire Protection
Auburn, NY; Buffalo, NY; Cegled, Hungary; Chihuahua, Mexico; Dallas, TX; Hoddesdon, UK; Montecchio, Italy;
Morton Grove, IL; Nanjing, China; Stockerau, Austria; Strzelin, Poland; Wolverhampton, UK
Pumps & Pumping Systems
Heat Exchangers, Drives & Controls
Membrane Filtration
Fire Protection
IRRIGATION
$2B
$96M
Groundwater & Surface Pumps
Packaged Systems, Drives &
Controls
16%
10%
19%
55%
9%
6%
35%
50%
U.S.
Europe
Asia Pacific
Other
16%
2%
35%
47%
U.S.
Europe
Asia Pacific
Other
U.S.
Europe
Asia Pacific
Other

XYLEM PROPRIETARY / CONFIDENTIAL

KEY END MARKETS
INDUSTRIAL
•
Strong Brands
•
Deep Application Knowledge
•
Broad Product Portfolio
•
Improving Vitality Index
•
Expansion of Existing Products in
Adjacent Markets
Xylem 2012 Revenue: $1.6B
•
Chemicals
•
Pharma
DIVERSE MARKET DRIVERS
13%
10%
9%
9%
6%
53%
Mining
Oil & Gas
Construction
Food &
Beverage
•
Commodity Demand
•
Natural Gas Fracking Activity
•
Commercial & Residential Construction
•
Weather
•
Changing Dietary Habits
•
Emergence of Middle Class in EM
•
Paper
•
Power
•
Manufacturing
MINING
OIL & GAS
CONSTRUCTION
FOOD & BEVERAGE
GENERAL  INDUSTRY

XYLEM PROPRIETARY / CONFIDENTIAL

KEY END MARKETS
PUBLIC UTILITY
•
Large Installed Base with Loyal Customers
•
Consistent Tariff Increases
•
70-80% of Revenues from Opex
•
Capex Spending Below Historical Levels but
Bid Activity Remains Strong
~70% ~70%
~30% ~30%
Opex Capex
Connection
Fees
Tariffs
Bonds
Gov’t
Financing
Private
Funding
• Stable
• Health & Economic
Necessity
• Cyclical
• Capacity &
Regulation Driven
Source: Strategic Analytics Inc.
PUBLIC UTILITY DYNAMICS
U.S. CAPEX SPENDING
U.S. Water and Sewer Construction
Spending - $B
Source: U.S. Census Bureau (April 2013)
General Growth Drivers:
• Residential & Commercial
Real Estate Development
• Industrial Expansion
• Increasing Regulation
$0
$5
$10
$15
$20
$25
$30
$35
$40
$45

KEY END MARKETS
COMMERCIAL BUILDINGS
•
Products for the Heating, Cooling and Protection of Commercial Buildings
•
Broadest Offering Allows for Optimizing Interaction of Key Building Components
•
Demand for Energy Efficient Solutions has Driven Retrofit Activity During the
Recent Multi-Year New Building Construction Slowdown
•
Application Expertise Makes Xylem a Strong Partner for Specifying Engineers
INTEGRATED SOLUTIONS
ARCHITECTURE BILLING INDEX
Source: AIA.  Index Value of 50=No change from previous period.
56
54
52
50
48
46
44
42
Mar
'12
Jun
'12
Sept
'12
Dec
'12
Mar
'13
Jun
'13
Sept
'13
49.9
47.3
51.5
51.2
51.9
51.6
54.3

XYLEM PROPRIETARY / CONFIDENTIAL
WATER INFRASTRUCTURE
REVENUE
Growth:
OP INCOME & MARGIN*
OM%: 13.0%   14.7% 14.9%           14.9% 15.1%
STRONG TOP LINE GROWTH, OP MARGIN +210 BPS
‘08-’12 Revenue up 33%; 7% CAGR
•
Resilient Through the Downturn
•
Growth Driven by Acquisitions,
Emerging Markets & Product
Launches
•
Public Utility CAPEX Slowdown
•
European Crisis
Strong Operating Margin Expansion
•
Operating Productivity Funds
Incremental Strategic Investments
HIGHLIGHTS
* See Appendix for Non-GAAP Reconciliations
$M
$M
24
2008 2009 2010 2011 2012
1,824
1,651
1,930
2,416
2,425
2008 2009 2010 2011 2012
237
242
288
359
365
25%
17%
-10% 0%
Organic*:
-4% 2% 7% 0%

APPLIED WATER
REVENUE
Growth:
Organic*:
OP INCOME & MARGIN*
OM%:
HIGHLIGHTS
STRONG OPERATING PERFORMANCE
‘08-’12 Revenue Down 7%
•
Residential & Commercial Building
Decline
•
Growth Driven By New Product
Launches
– Energy-Efficient Solutions
– Emerging Markets Penetration
Strong Operating Performance
•
Margin Expansion Driven by Customer
& Operational Excellence Initiatives
•
Continued to Fund Future Growth
Investments
$M
$M
25
* See Appendix for Non-GAAP Reconciliations
1,527
1,254
1,327
1,444 1,424
180
124
161
173
177
2008 2009
2010
2011 2012
2008 2009
2010 2011 2012
-18% 6% 9% -1%
-15% 6% 7% 1%
11.8% 9.9% 12.1% 12.0% 12.4%

XYLEM PROPRIETARY / CONFIDENTIAL
XYLEM FINANCIAL SUMMARY
STRONG TRACK RECORD OF FINANCIAL PERFORMANCE
*   See Appendix for Non-GAAP Reconciliations.
** Margin expansion includes $33M of additional Stand-Alone costs.
26
• Resilient Portfolio … Despite Challenging End Market Conditions
• Continued Investment Driving Growth in Core Business
• Key Acquisitions … Transitioning Portfolio to Higher Profitability Levels
• Management Discipline … Proactive Actions
• Operational Excellence … Driving Productivity Initiatives
+210 Bps with Stand-Alone Costs**
Revenue Up $500M … +15%
$M
REVENUE OPERATING MARGIN *
2008 2009 2010 2011 2012
3,291
2,849
3,202
3,803 3,791
10.8% 10.8%
12.6%
12.7%
12.9%
2008 2009 2010 2011 2012
Growth:
Organic*: -9%
-13%
3%
12%
7%
19%
0%
0%

XYLEM PROPRIETARY / CONFIDENTIAL * See Appendix for Non-GAAP Reconciliations 27 2013 FINANCIAL GUIDANCE SUMMARY (As of Oct. 29 2013) th

XYLEM PROPRIETARY / CONFIDENTIAL
DRIVE PROFITABLE GROWTH
EXECUTING ACQUISITION STRATEGY
28
ANALYTICS DEWATERING
Opportunity
Recent
Transactions
•
Heartland Pump
•
High ROIC Business When
Operating With Scale Advantage
•
Leverage Xylem’s Footprint and
Replicate 24/7 Service Expertise
•
International Expansion
•
Products have Higher Market
Growth Rates and Margins
•
Fill Product or Technology Gaps
and Sell Through Existing Channels
•
Drive Sustainable Water Projects
•
International Expansion
Revenue (2012)
$298M
$659M
Capital Deployed*
$732M
$614M
*Cumulative capital deployed through M&A from 2010 to Q1’13. Excludes CAPEX expenditures.
Key Brands

XYLEM PROPRIETARY / CONFIDENTIAL
ACQUISITION SCORECARD
Completed
On Track
Not Achieved
29
Acquisition
Invested
$M
Year
Completed
Strategic
Fit
Gross
Margin
Accretive
IRR >Risk
Adj. Cost
of Cap.
Mid-Teens
ROIC
Cash
Return
7-9 Years
EPS
Accretive
After Yr 1
Laing $30 2009
Nova $384 2010
Godwin $585 2010
OI $25 2010
YSI $310 2011
Through 2012
Added
~200 Bps
Added
~$0.45
MJK $13 2012
Heartland $29 2012
PIMS $57 2013
RECENTLY ACQUIRED
MultiTrode $26 2013
Pollmann-
Pumpen $3 2013

XYLEM PROPRIETARY / CONFIDENTIAL

NON-GAAP MEASURES
Management views key performance indicators including revenue, gross margins, segment operating income and margins, orders growth, free cash flow, working capital, and backlog, among others.  In addition, we consider certain measures to be useful to management and investors evaluating  our operating performance for the periods presented, and provide a tool for evaluating our ongoing operations, liquidity and management of assets.  This information can assist investors in assessing our financial performance and measures our ability to generate capital for deployment among competing strategic alternatives and initiatives.  These metrics, however, are not measures of financial performance under GAAP and should not be considered a substitute for revenue, operating income, net income, earnings per share (basic and diluted) or net cash from operations as determined in accordance with GAAP. We consider the following non-GAAP measures, which may not be comparable to similarly titled measures reported by other companies, to be key performance indicators:
“Organic revenue" and "Organic orders” defined as revenue and orders, respectively, excluding the impact of foreign currency fluctuations, intercompany transactions, and contributions from acquisitions and divestitures. Divestitures include sales of portions of our business that did not meet the criteria for classification as a discontinued operation or insignificant portions of our business that we did not classify as a discontinued operation.  The period-over-
period change resulting from foreign currency fluctuations assumes no change in exchange rates from the prior period.
“Constant currency” defined as financial results adjusted for currency translation impacts by translating current period and prior period activity using the same currency conversion rate.  This approach is used for countries whose functional currency is not the U.S. dollar.
“EBITDA” defined as earnings before interest, taxes, depreciation, amortization expense, and share-based compensation. “Adjusted EBITDA” reflects the adjustment to EBITDA to exclude for non-recurring separation costs associated with the Xylem spin-off from ITT Corporation (not excluded for 2013) as well as non-recurring restructuring and realignment costs.
defined as operating income and earnings per share, adjusted to exclude non-recurring separation costs associated with the Xylem spin-off from ITT Corporation (not excluded for 2013), non-recurring restructuring and realignment costs and tax-related special items.
“Free Cash Flow” defined as net cash from operating activities, as reported in the Statement of Cash Flow, less capital expenditures as well as adjustments for other significant items that impact current results which management believes are not related to our ongoing operations and performance.  Our definition of free cash flows does not consider non-discretionary cash payments, such as debt.
"Adjusted Operating Income", "Adjusted Segment Operating Income", and “Adjusted EPS”

XYLEM PROPRIETARY / CONFIDENTIAL

Constant Currency
(A) (B) (C) (D) (E) (F) = B+C+D+E (G) = F/A (H) = (B + D) / A
Change % Change Change % Change
Revenue Revenue CY v. PY CY v. PY FX Contribution Eliminations Adj. CY v. PY Adj. CY v. PY
Current Year Prior Year
Year Ended December 31, 2012
Xylem Inc. 3,791                 3,803                 (12)                       -0.3% (94)                       108                      -                           2                               0.1% 2.5%
Water infrastructure 2,425                 2,416                 9                          0.4% (94)                       80                        (1)                              (6)                              -0.2% 3.7%
Applied Water 1,424                 1,444                 (20)                       -1.4% -                      32                        (3)                              9                               0.6% 0.8%
Year Ended December 31, 2011
Xylem Inc. 3,803                 3,202                 601                      18.8% (264)                    (111)                    -                           226                           7.1% 15.3%
Water Infrastructure 2,416                 1,930                 486                      25.2% (264)                    (87)                       2                               137                           7.1% 20.7%
Applied Water 1,444                 1,327                 117                      8.8% -                      (28)                       (1)                              88                             6.6% 6.7%
Year Ended December 31, 2010
Xylem Inc. 3,202                 2,849                 353                      12.4% (263)                    6                          -                           96                             3.4% 12.6%
Water infrastructure 1,930                 1,651                 279                      16.9% (247)                    (8)                         -                           24                             1.5% 16.4%
Applied Water 1,327                 1,254                 73                        5.8% (16)                       15                        -                           72                             5.7% 7.0%
Year Ended December 31, 2009
Xylem Inc. 2,849                 3,291                 (442)                    -13.4% (7)                         158                      -                           (291)                         -8.8% -8.6%
Water infrastructure 1,651                 1,824                 (173)                    -9.5% -                      109                      (1)                              (65)                            -3.6% -3.5%
Applied Water 1,254                 1,527                 (273)                    -17.9% (7)                         53                        -                           (227)                         -14.9% -14.4%
Note: Due to rounding the sum of segment amounts may not agree to Xylem totals.
Acquisitions /
Divestitures
($ Millions)
(As Reported - GAAP) (As Adjusted - Organic)
NON-GAAP RECONCILIATION:
ORGANIC & CONSTANT CURRENCY REVENUE GROWTH

XYLEM PROPRIETARY / CONFIDENTIAL

Mid Point Guidance
2008 2009 2010 2011 2012 2013E
Revenue 3,291                 2,849                 3,202                        3,803                        3,791                      3,770
Operating Income 315                      276                      388                           395                           443                          347
Operating Margin 9.6% 9.7% 12.1% 10.4% 11.7% 9.2%
Restructuring, Realignment & Special Charges 41                        31                        15                             -                            24                            93
Separation Costs* -                      -                      -                            87                             22                            -
Adjusted Operating Income 356                      307                      403                           482                           489                          440
Adjusted Operating Margin 10.8% 10.8% 12.6% 12.7% 12.9% 11.7%
Standalone Costs -                      -                      -                            5                               28                            -
Adj. Operating Income, excl. Standalone Costs 356                      307                      403                           487                           517                          440
Adjusted Operating Margin, excl. Standalone Costs 10.8% 10.8% 12.6% 12.8% 13.6% 11.7%
* 2013 separation costs are not excluded from adjusted operating income.
($ Millions)
NON-GAAP RECONCILIATION:
ADJUSTED OPERATING INCOME

XYLEM PROPRIETARY / CONFIDENTIAL
2012 2011 2010 2009 2008
Total Revenue
• Total Xylem 3,791       3,803    3,202        2,849        3,291
• Water Infrastructure 2,425       2,416    1,930        1,651        1,824
• Applied Water 1,424       1,444    1,327        1,254        1,527
Operating Income
• Total Xylem 443          395       388            276 315
• Water Infrastructure 342          343       276            227 220
• Applied Water 170          160       158            109 162
Operating Margin
• Total Xylem 11.7% 10.4% 12.1% 9.7% 9.6%
• Water Infrastructure 14.1% 14.2% 14.3% 13.7% 12.1%
• Applied Water 11.9% 11.1% 11.9% 8.7% 10.6%
Separation Costs
• Total Xylem 22            87          -            -            -
• Water Infrastructure 4              16          -            -            -
• Applied Water 2              13          -            -            -
Restructuring & Realignment Costs
• Total Xylem 24            -        15 31 41
• Water Infrastructure 19            -        12 15 17
• Applied Water 5              -        3 15 18
Adjusted Operating Income*
• Total Xylem 489          482       403            307            356
• Water Infrastructure 365          359       288            242            237
• Applied Water 177          173       161            124            180
Adjusted Operating Margin*
• Total Xylem 12.9% 12.7% 12.6% 10.8% 10.8%
• Water Infrastructure 15.1% 14.9% 14.9% 14.7% 13.0%
• Applied Water 12.4% 12.0% 12.1% 9.9% 11.8%
*Adjusted Operating Income excludes non-recurring separation, restructuring & realignment costs
Xylem Inc. Non-GAAP Reconciliation
Adjusted Operating Income
($ Millions)

XYLEM PROPRIETARY / CONFIDENTIAL

NON-GAAP RECONCILIATION:
XYLEM EBITDA & ADJ. EBITDA
Q1 Q2 Q3 Q4 Total
Pre-Tax Income 51 57 83 191
Interest Expense (Income), net 12 13 14 39
Depreciation 25 24 23 72
Amortization 12 13 13 38
Stock Compensation 6 6 9 21
EBITDA 106 113 142 361
Restructuring & Realignment 12 28 12 52
Special Charges - - 20 20
Adjusted EBITDA 118 141 174 433
Revenue 879 960 965 2,804
Adjusted EBITDA Margin 13.4% 14.7% 18.0% 15.4%
Q1 Q2 Q3 Q4 Total
Pre-Tax Income 84 115 100 89 388
Interest Expense (Income), net 13 13 12 13 51
Depreciation 23 21 24 26 94
Amortization 11 12 12 13 48
Stock Compensation 5 5 6 6 22
EBITDA 136 166 154 147 603
Separation Costs 5 6 4 7 22
Restructuring & Realignment - - 5 19 24
Adjusted EBITDA 141 172 163 173 649
Revenue 925 966 931 969 3,791
Adjusted EBITDA Margin 15.2% 17.8% 17.5% 17.9% 17.1%
2012
EBITDA and Adjusted EBITDA by Quarter
($ Millions)
2013

XYLEM PROPRIETARY / CONFIDENTIAL

NON-GAAP RECONCILIATION:
ADJUSTED DILUTED EPS
Q2 2012 Q2 2013
As Reported Adjustments Adjusted As Reported Adjustments Adjusted
Total Revenue 966 966 960 960
Operating Income 129 6 a 135 70 28 c 98
Operating Margin 13.4% 14.0% 7.3% 10.2%
Interest Expense (13) (13) (14) (14)
Other Non-Operating Income (Expense) (1) (1) 1 1
Income before Taxes 115 6 121 57 28 85
Provision for Income Taxes (26) (3) b (29) (11) (8) d (19)
Net Income 89 3 92 46 20 66
Diluted Shares 186.2 186.2 186.1 186.1
Diluted EPS 0.48 $              0.01 $               0.49 $               0.25 $              0.11 $               0.36 $
Q2 YTD 2012 Q2 YTD 2013
As Reported Adjustments Adjusted As Reported Adjustments Adjusted
Total Revenue 1,891 1,891 1,839 1,839
Operating Income 228 11 a 239 136 40 c 176
Operating Margin 12.1% 12.6% 7.4% 9.6%
Interest Expense (27) (27) (27) (27)
Other Non-Operating Income (Expense) (2) (2) (1) (1)
Income before Taxes 199 11 210 108 40 148
Provision for Income Taxes (47) (4) b (51) (21) (11) d (32)
Net Income 152 7 159 87 29 116
Diluted Shares 186.1 186.1 186.3 186.3
Diluted EPS 0.82 $              0.03 $               0.85 $               0.47 $              0.15 $               0.62 $
a One time separation costs
b Net tax impact of separation costs and special tax items
c Restructuring & realignment costs
d Net tax impact of restructuring & realignment costs and special tax items
($ Millions, except per share amounts)

XYLEM PROPRIETARY / CONFIDENTIAL

NON-GAAP RECONCILIATION:
ADJUSTED DILUTED EPS
Q3 2012 Q3 2013
As Reported Adjustments Adjusted As Reported Adjustments Adjusted
Total Revenue 931                     931                      965                     965
Operating Income 111                     9                          a 120                      98                       32                        c 130
Operating Margin 11.9% 12.9% 10.2% 13.5%
Interest Expense (14)                      (14)                       (14)                      (14)
Other Non-Operating Income (Expense) 3                         3                          (1)                        (1)
Income before Taxes 100                     9                          109                      83                       32                        115
Provision for Income Taxes (28)                      2                          b (26)                       (10)                      (13)                       d (23)
Net Income 72                       11                        83                        73                       19                        92
Diluted Shares 186.3                186.3                 186.0                186.0
Diluted EPS 0.38 $               0.06 $                0.44 $                0.39 $               0.10 $                0.49 $
Q3 YTD 2012 Q3 YTD 2013
As Reported Adjustments Adjusted As Reported Adjustments Adjusted
Total Revenue 2,822                 2,822                   2,804                 2,804
Operating Income 339                     20                        a 359                      234                     72                        c 306
Operating Margin 12.0% 12.7% 8.3% 10.9%
Interest Expense (41)                      (41)                       (41)                      (41)
Other Non-Operating Income (Expense) 1                         1                          (2)                        (2)
Income before Taxes 299                     20                        319                      191                     72                        263
Provision for Income Taxes (75)                      (2)                         b (77)                       (31)                      (24)                       d (55)
Net Income 224                     18                        242                      160                     48                        208
Diluted Shares 186.2                186.2                 186.2                186.2
Diluted EPS 1.20 $               0.09 $                1.29 $                0.86 $               0.26 $                1.12 $
a One time separation costs  and restructuring & realignment costs
b Net tax impact of separation costs, restructuring & realignment costs and special tax items
c Restructuring & realignment costs and special charges
d Net tax impact of restructuring & realignment costs, special charges and special tax items
($ Millions, except per share amounts)

XYLEM PROPRIETARY / CONFIDENTIAL

NON-GAAP RECONCILIATION:
GUIDANCE
Illustration of Mid Point Guidance
2013 Guidance
FY '12 FY '13
As Reported Adjustments Adjusted As Projected Adjustments Adjusted
Total Revenue 3,791 3,791 3,770 3,770
Segment Operating Income 512 30 a 542 425 73 c 498
Segment Operating Margin 13.5% 14.3% 11.3% 13.2%
Corporate Expense 69 (16) b 53 78 (20) d 58
Operating Income 443 46 489 347 93 440
Operating Margin 11.7% 12.9% 9.2% 11.7%
Interest Expense (55) (55) (55) (55)
Other Non-Operating Income (Expense) - - (3) (3)
Income before Taxes 388 46 434 289 93 382
Provision for Income Taxes (91) (13) e (104) (48) (32) e (80)
Net Income 297 33 330 241 61 302
Diluted Shares 186.2 186.2 186.0 186.0
Diluted EPS 1.59 $              0.18 $               1.77 $               1.30 $              0.33 $               1.63 $
Guidance
($ Millions, except per share amounts)
a
One time separation, restructuring and realignment costs incurred at the segment level
b
One time separation, restructuring and realignment costs incurred at the corporate level
c
Restructuring and realignment costs incurred at the segment level
d
Special charges incurred at the corporate level
e
Net tax impact of above items, plus the addition of special tax items

XYLEM PROPRIETARY / CONFIDENTIAL

NON-GAAP RECONCILIATION:
FREE CASH FLOW
2013 2012
Net Cash - Operating Activities 163 $                    230 $
Capital Expenditures (91)                        (81)
Free Cash Flow, including separation costs 72                         149
Cash Paid for Separation Costs (incl. Capex) -                        22
Free Cash Flow, excluding separation costs* 72 $                      171 $
Net Income 160 224
Separation Costs, net of tax (incl. tax friction) -                        11
Net Income, excluding separation costs* 160 $                    235 $
Free Cash Flow Conversion 45% 73%
* Separation costs are not excluded in 2013
Net Cash - Operating Activities vs. Free Cash Flow
($ Millions)
Nine Months Ended

XYLEM PROPRIETARY / CONFIDENTIAL 39